Exhibit 10.3(F)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT No. 2 to LICENSE AGREEMENT

This AMENDMENT NO. 2 to LICENSE AGREEMENT (this “Amendment No. 2”) is made and entered into effective as of May 11, 2015 (the “Amendment No. 2 Effective Date”), by and between Mirna Therapeutics, Inc., a Delaware corporation with offices at 2150 Woodward Street, Suite 100, Austin, Texas 78744 (“MirnaRx”), and Marina Biotech, Inc., a Delaware corporation with offices c/o Pryor Cashman LLP, 7 Times Square, New York, New York 10036 (“Marina Bio”).

WHEREAS, MirnaRx and Marina Bio are parties to a License Agreement dated December 22, 2011, as amended by the Letter Amendment dated November 16, 2012, and Amendment No. 1, dated December 27, 2013 (“Amendment No. 1”) and as further supplemented by that certain Amendment Side Letter referred to in Amendment No. 1, dated January 9, 2014 (collectively, the “License Agreement”);

WHEREAS, pursuant to the License Agreement, Marina Bio granted to MirnaRx a license under Marina’ Bio’s technology and intellectual property rights relating to Marina Bio’s liposomal delivery technology known as NOV340 (the “Marina Technology”), to develop and commercialize drug products incorporating such Marina Technology in combination with MirnaRx’s proprietary compound miR-34, and other specified compounds selected by MirnaRX pursuant to the terms of the License Agreement; and

WHEREAS, MirnaRx and Marina Bio desire to amend the License Agreement to modify the consideration payable by MirnaRx to Marina Bio with respect to development of products containing miR-34 and using the Marina Technology.

NOW THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows.

1.1.                            Amendment of License Agreement. In accordance with Section 12.1 of the License Agreement, the Parties hereby agree to amend the License Agreement, effective as of the Amendment No. 2 Effective Date, in accordance with the remainder of this Section 1.  Capitalized terms not defined in this Amendment No. 2 shall have the meaning given to those terms in the License Agreement.  With the exception of those sections of the License Agreement that are expressly amended by this Amendment No. 2, the remainder of the License Agreement as in effect prior to the date hereof shall remain in full force and effect as provided therein.

1.2.                            Section 5.3(c) (as amended by Amendment No. 1) shall be amended and restated in its entirety with the following:

5.3(c)  Notwithstanding Sections 5.3(a) and 5.3(b) and the milestone table above, and solely with respect to Licensed Products containing or incorporating miR-34:

(i) no Milestone Payment shall be payable by MirnaRx for (A) achievement of the Milestone Event [***] of the milestone table above, or (B) any [***] of the milestone table above; and

(ii) with respect to the Milestone Payment payable to Marina Bio [***] of the milestone table above, MirnaRx may elect to pre-pay such Milestone Payment to Marina Bio prior to the achievement of such Milestone Event (the “miR-34 Prepayment”), and if such miR-34 Prepayment is made to Marina Bio on or before May 13, 2015 (the “Prepayment Date”), such Milestone Payment shall be [***].  Marina Bio agrees that if the miR-34 Prepayment is made on or before the Prepayment Date, such payment shall constitute [***] of the milestone table.

For clarity, Sections 5.3(a) and 5.3(b) and the milestone table shall apply in full to all Licensed Products other than any Licensed Product containing or incorporating miR-34, unless the Parties mutually agree otherwise in writing.

1.3.                            No Other Amendments.  Except as specifically modified herein, the remaining terms of the License Agreement shall remain in full force and effect.

1.4.                            Prepayment.  MirnaRx hereby agrees to pay to Marina Bio, within five (5) business days after the Amendment No. 2 Effective Date, an amount equal to [***] of the License Agreement for a Licensed Product containing the Selected MirnaRx Compound miR-34, in accordance with Section 5.3(c) of the License Agreement, as amended by this Amendment No. 2.

1.5.                            Counterparts; Facsimile Execution.  This Amendment No. 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Amendment No. 2 may be executed by facsimile signatures and such signatures shall be deemed to bind each Party as if they were original signatures.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized as of the Amendment Effective Date.

MIRNA THERAPEUTICS, INC.		MARINA BIOTECH, INC.

Signature :	/s/ Dr. Paul Lammers	Signature :	/s/ J. Michael French

Name :	Dr. Paul Lammers	Name :	J. Michael French

Title :	President & CEO	Title :	President & CEO

[Signature page to Amendment No. 2 to License Agreement]